SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

                                   --------
                Deutsche CROCI( (Reg. TM)) Equity Dividend Fund




The following information is added under the "Management Fee" sub-heading of the "WHO MANAGES AND OVERSEES THE FUNDS" section of the fund's prospectus:



Effective December 1, 2016, Deutsche CROCI (Reg. TM) Equity Dividend Fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.630% to $250 million of the fund's average daily net assets, 0.600% on the next $750 million, 0.580% on the next $1.5 billion, 0.560% on the next $2.5 billion, 0.530% on the next $2.5 billion, 0.520% on the next $2.5 billion, 0.510% on the next $2.5 billion, and 0.500% thereafter.



               Please Retain This Supplement for Future Reference




December 9, 2016
PROSTKR-737

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